EXHIBIT 10.52

WHEN RECORDED RETURN TO:
Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Kansas City, Missouri  64112
Attn:  Gaylord G. Smith

                       DEED OF TRUST, SECURITY AGREEMENT,
                FIXTURE FILING WITH ABSOLUTE ASSIGNMENT OF RENTS

     THIS DOCUMENT CONSTITUTES A FIXTURE FILING IN ACCORDANCE WITH SECTION 9502(c) OF THE CALIFORNIA UNIFORM COMMERCIAL CODE.

     THIS INDENTURE (this "Deed of Trust"), is made and given as of the 26 day of July, 2005, by MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, and MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership doing business in California as MISSION WEST PROPERTIES I, L.P., a Delaware limited partnership (collectively, "Borrower"), as trustor, to FIRST AMERICAN TITLE COMPANY ("Trustee"), as trustee, for the benefit of ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Lender"), as beneficiary.

                                   WITNESSETH:

     In consideration of the acceptance by Lender of the Note, defined below, and for the purposes of securing payment of the Indebtedness, as defined herein, Borrower hereby GRANTS, BARGAINS, SELLS, TRANSFERS AND CONVEYS UNTO THE TRUSTEE, ITS SUCCESSORS AND ASSIGNS, IN TRUST, WITH POWER OF SALE, AND GRANTS TO LENDER A SECURITY INTEREST IN all of the following properties hereinafter set forth (all the following being hereinafter collectively referred to as the "Property"):

     A. That certain real property with the buildings and improvements thereon situated in the County of Santa Clara, State of California, and described in Exhibit A, attached hereto and incorporated herein, together with all the estates and rights in and to the real property and in and to lands lying within the right-of-way of any streets, roads and public places, opened or proposed, adjoining the said land and any and all sidewalks, alleys, strips and gores and all buildings, structures, improvements, fixtures and annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the real property (the "Real Property").

     B. Except for any personal property owned by any tenants of the Real Property, all right, title, and interest of Borrower now or hereafter acquired in and to all fixtures, fittings, furnishings, appliances, goods, equipment, and machinery, including, without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, ovens, elevators and motors, escalators, bathtubs, sinks, water closets, basins, pipes, faucets and other ventilating and air conditioning, plumbing, lighting and heating fixtures, and systems, maintenance and repair machinery, vehicles or equipment, and all building materials, supplies and equipment now or hereafter delivered to the Property and installed or used or intended to be installed or used therein; all other fixtures and personal property of whatever kind and nature at present contained in or hereafter placed in any building standing on the Property; such other goods, equipment, chattels and personal property as are furnished by Borrower in such letting; and all renewals or replacements thereof or articles in substitution therefor. All of the estate, right, title and interest of Borrower in and to all property of any nature whatsoever, now or hereafter situated on the Property or used or intended to be used solely in connection with the operation thereof, all of which (i) shall be deemed to be fixtures and accessions to the freehold and a part of the realty as between the parties hereto, and all persons claiming by, through or under them, and (ii) shall be deemed to be a portion of the security for the indebtedness herein mentioned and secured by this Deed of Trust. Should the lien of this Deed of Trust on any fixtures or personal property be or become subject to a lease agreement, conditional sale agreement or chattel mortgage covering such property, then all the rights, title and interest of Borrower in and to any and all deposits made thereon or therefor are hereby assigned to Lender, together with the benefit of any payments now or hereafter made thereon. There is also transferred, set over and assigned hereby by Borrower to Lender, its successors and assigns, all leases and use agreements of machinery, equipment and other personal property of Borrower in the categories hereinabove set forth used in connection with the Property, under which Borrower is the lessee of, or entitled to use, such items, and Borrower agrees to execute and deliver to Lender specific separate assignments to Lender of such leases and agreements when requested by Lender; but nothing herein constitutes Lender's consent to any financing of any fixtures or personal property, and nothing herein shall obligate Lender to perform any obligations of Borrower under any such leases or agreements unless it so chooses, which obligations Borrower hereby covenants and agrees to well and punctually perform.

     C. All rents, income, contract rights, leases and profits now due or which may hereafter become due under or by virtue of any lease, license or agreement, whether written or verbal, for the use or occupancy of the Property or any part thereof together with all tenant security deposits under leases of the Property ("Rents, Leases and Profits").

     D. All awards, compensation and settlements in lieu thereof made as a result of any insurance or any action or proceeding affecting the Property or any interest therein including but not by way of limitation an action as a result of the taking by power of eminent domain of the whole or any part of the Property, including any awards for damages sustained to the Property, for a temporary taking, change of grade of streets or taking of access and the like.

     E. All of the estate, interest or other claim or demand, which Borrower now has or may hereafter acquire, in and with respect to said Property, including without limitation all deposits made with or other security given to utility companies by Borrower with respect to said Property and the improvements thereon, and all advance payments of insurance premiums made by Borrower with respect thereto and claims or demands relating to insurance and all monies held by Borrower as security deposits from lessees or licensees.

     F. To the extent assignable, all insurance policies covering all or any portion of the Property; all "Reserves" (as defined in Section 1.2) and funds held in escrow by Lender or other entity for Lender's benefit; all names by which the Property is now or hereafter known; all interests in the security deposits of tenants and all management agreements, certificates, licenses, approvals, contracts, entitlements, building permits, environmental or warranties, guaranties, blueprints, plans, maps, documents, books and records relating to the construction, development and use of the Property.

     G. Borrower's interest in and to all minerals, royalties, gas or oil rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Property.

     H. All proceeds of the conversion, voluntary or involuntary of any of the foregoing into cash or liquidated claims.

     The items set forth in paragraphs A through H above are sometimes hereinafter separately referred to as "Collateral", and this Deed of Trust is hereby declared by Borrower to be a security agreement with respect to the Collateral; and to the extent that the Collateral are goods which are, or are to become fixtures, this Deed of Trust is recorded as a fixture filing, with the Borrower as the Debtor, and the Lender as the Secured Party.

     It is specifically understood that the enumeration of any specific articles of property shall in no way exclude or be held to exclude any items of property not specifically mentioned. All of the land, estate and property herein above described, real, personal and mixed, whether affixed or, annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and mortgaged hereby.

     It is further specifically understood and agreed that all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Property, hereafter acquired by or released to Borrower, or constructed, assembled or placed by Borrower on the Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction assembly, placement or conversion, as the case may be, and in each such case, without any further grant, encumbrances, conveyance, assignment or other act by Borrower, shall become subject to the lien of this Deed of Trust as fully and completely and with the same effect as though now owned by Borrower and specifically described herein, but at any and all times Borrower will execute and deliver to Lender any and all such further assurances, deeds, conveyances, or assignments thereof or security interests therein as Lender may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

     THIS CONVEYANCE IS MADE, IN TRUST, TO SECURE:

          (i) Payment by Borrower, its successors and assigns, as maker, of that certain Secured Installment Note (the "Note") of even date herewith, to the order of Lender, its successors and assigns, the sum of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000.00), with interest thereon at the "Note Rate" (as defined in the Note), according to the terms and conditions of the Note, together with any substitutions, modifications, amendments, extensions or renewals thereof;

          (ii) Payment to the Lender, its successors and assigns, at the times demanded and with interest at the "Default Rate" (as defined in the Note), to accrue from the date of advance, of all sums advanced, if any, in protecting the interests of the Lender under this Deed of Trust, and payment of taxes on the Property, and payment of insurance premiums covering improvements thereon, and payment of principal and interest on prior liens, and payment of out-of-pocket expenses and attorneys' fees herein provided for and payment of any Trustee's fees herein provided for, and any and all sums advanced under this Deed of Trust; and

          (iii) Payment and performance by Borrower of all other liabilities and obligations of Borrower under the Note, this Deed of Trust, and all other documents and instruments now or hereafter evidencing or securing the Indebtedness (collectively, the "Security Documents").

     The Note and all such other sums, together with interest thereon as aforesaid, being collectively referred to as the "Indebtedness".

     PROVIDED, HOWEVER, that if Borrower shall pay, or cause to be paid, to Lender the Indebtedness and the applicable prepayment premium, if any, to become due thereupon at the time and in the manner stipulated herein, and in the Note, then the estate, right, title and interest of the Trustee and Lender in the Property shall cease, terminate and become void, and upon proof being given to the satisfaction of the Lender that the Indebtedness and the applicable prepayment premium, if any, has been paid or satisfied, and upon payment of all other fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Trustee or Lender, the Trustee shall, upon receipt of the written request of the Lender, cancel, release and discharge this Deed of Trust and cause same to be canceled and marked satisfied of record.

     AND IT IS FURTHER COVENANTED, AGREED AND WARRANTED BY BORROWER AS FOLLOWS:



                                    COVENANTS

     Borrower warrants, represents, covenants and agrees with Lender as follows:

     TITLE. (a) Each Borrower warrants that as of the date of recordation of this Deed of Trust in the Official Records of Santa Clara County, California, it has good and marketable title to an indefeasible fee simple estate in its respective portion of the Property, subject to no liens, except the lien of general taxes which may be due but not yet payable and all encumbrances described in Schedule B of the ALTA loan policy of title insurance (the "Title Policy") in favor of Lender, as insured, covering the Real Property and dated as of the date of recordation of this Deed of Trust in the Official Records of Santa Clara County and any other encumbrances that may hereafter be approved by Lender (the "Permitted Encumbrances"), and further warrants that as of the date of recordation of this Deed of Trust in the Official Records of Santa Clara County, (i) it has good right and lawful authority to grant, bargain, sell and convey the Property in the manner and form herein provided, and (ii) it has full power and authority to convey the Property in the manner and form herein done or intended hereafter to be done. Borrower hereby fully and absolutely waives and releases all rights and claims it may have in or to said lands, tenements and property as a homestead declaration or exemption, or other exemption, under and by virtue of any act of the State Legislature of the State of California now existing or which may hereafter be passed in relation thereto. This Deed of Trust is and shall remain a valid and enforceable first lien on the Property subject only to Permitted Encumbrances.

     Borrower has and shall maintain title to the Collateral, including any additions or replacements thereto, free of all security interests, liens and encumbrances, other than the security interest hereunder, purchase money personal property security interests and other than as disclosed to and accepted by Lender in writing or permitted herein, and has good right to subject the Collateral to the security interest hereunder.

     Borrower shall, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby conveyed or assigned or intended now or hereafter to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention of facilitating the performance of the terms of this Deed of Trust and, on demand, shall execute and deliver one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Collateral.

     Borrower forthwith upon the execution and delivery of this Deed of Trust and thereafter from time to time, shall cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Collateral and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law or order to publish notice of and fully to protect the lien hereof upon the interest of Lender in the Property.

     Borrower shall pay all filing, registration or recording fees, and all out-of-pocket expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Property including the Collateral and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Property, including the Collateral, or any instrument of further assurance. Notwithstanding the foregoing, Borrower shall have no obligation to pay any taxes assessed upon the net income of Lender.

     Borrower shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a corporation under the laws of the state of its formation and shall comply in all material respects with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Property or any part thereof.

     PAYMENT OF NOTE AND RESERVES. (a) Borrower shall promptly and punctually pay all principal and interest, prepayment premium, if any, and all other sums to become due in respect to the Note, according to the true intent and meaning thereof. Borrower shall also pay to Lender, together with and in addition to the monthly payments of principal and interest payable under the terms of the Note, on the date set forth therein for the making of monthly payments, until said
Note is fully paid, a sum, as estimated by Lender, equal to one-twelfth (1/12) of the last annual taxes and assessments on said Property (unless said taxes were based upon assessments which excluded the current improvements or any portions thereof, in which event the amount of such deposits shall be based upon Lender's reasonable estimate as to the total amount of taxes to be levied and assessed), the taxes and assessments next due on the Property covered by this Deed of Trust, plus the premiums that will next become due and payable on insurance policies as may be required hereunder, Borrower agreeing to deliver promptly to Lender all bills and notices thereof, less all sums already paid therefor, divided by the number of months to elapse before one month prior to the date when such premiums, taxes and assessments will become delinquent, such sums to be held by Lender to pay said premiums, taxes and assessments. Such payments, hereinafter referred to as "Reserves", are to be held without any allowance of interest or dividend to Borrower and need not be kept separate and apart from other funds of Lender. In lieu of monthly payment of Reserves hereunder, Lender in its sole discretion may require Borrower to pay insurance premiums and taxes and assessments directly and to deliver to Lender copies of paid insurance premium receipts and copies of paid tax and assessment receipts within thirty (30) days after receipt of the same by Borrower. Lender from time to time thereafter may require payment of Reserves upon ten (10) days, prior written notice to Borrower.

     The Reserves are solely for the added protection of Lender and entail no responsibility on Lender's part beyond the allowing of due credit, without interest, for the sums actually received by it. Upon assignment of the Deed of Trust by Lender, any Reserves on hand shall be turned over to the assignee and any responsibility of the assignor with respect thereto shall terminate. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Borrower or to the then owner or owners of the Property as the case may be. Such deposits are hereby pledged as additional security for the Indebtedness and shall be held in trust to be irrevocably applied for the purposes for which made hereunder and shall not be subject to the direction or control of Borrower; provided, however, that the Lender shall not be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited unless Borrower shall have been furnished with invoices for such charges.

     If the total of the Reserves shall exceed the amount of payments actually applied by Lender, such excess may be credited by Lender on subsequent payments to be made by Borrower or its successors in interest as may appear on the records of Lender. If, however, the Reserves shall not be sufficient to pay the sums required when the same shall become due and payable, Borrower shall immediately deposit with Lender the full amount of any such deficiency. If there shall be an "Event of Default" (as defined in Article IV) under any of the provisions of this Deed of Trust, Lender may apply, at any time, the balance of the Reserves against such sums due and payable under the Note, or under any instrument constituting additional security for said Note.

     Lender, in making any payment hereby authorized: (i) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessments, sale, forfeiture, tax lien or title or claim thereof; or (ii) for the purchase, discharge, compromise or settlement of any other prior lien, may do so only upon reasonable inquiry as to the validity or amount of any claim for lien which may be asserted.

     MAINTENANCE AND REPAIR; INSPECTION. Borrower shall keep the Property in the current operating order, repair and condition, reasonable wear and tear excepted, and shall not commit or permit any waste thereof. Borrower shall make or cause to be made all repairs, replacements, renewals, additions and improvements and, subject to the provisions of Section 1.6 hereof, complete and restore promptly and in good workmanlike manner any building or improvements which may be constructed, damaged, or destroyed thereon, and pay when due all costs incurred therefor (unless Borrower is contesting such costs in good faith). Except as otherwise permitted herein, Borrower shall not remove from the Property or demolish any of the improvements or the Collateral conveyed hereby, nor demolish or materially alter such Property without prior written consent of Lender, which shall not be unreasonably withheld or delayed. Borrower shall upon reasonable prior notice permit Lender, its agents and authorized representatives the opportunity to inspect the Property, including the interior of any structures, at any reasonable times subject to the rights of all lessees thereof.

     COMPLIANCE WITH LAWS/MAINTENANCE OF PERMITS. Borrower shall comply in all material respects with all laws, ordinances, regulations, covenants, conditions and restrictions affecting said Property or the operation thereof, and shall pay all fees or charges of any kind in connection therewith (except to the extent Borrower is contesting the same in good faith). Borrower shall obtain, keep and constantly maintain in full force and effect during the entire term of this Deed of Trust, all certificates, licenses and permits necessary for the operation of the Real Property and, except as specifically provided for in this Deed of Trust, Borrower shall not assign, transfer or in any manner change such certificates, licenses or permits without first receiving the written consent of Lender. Except with respect to the Permitted Encumbrances, Borrower shall not by act or omission, permit any property which is not subject to this Deed of Trust to rely on the Property or any part thereof or any interest therein to fulfill any governmental requirement for the existence or use of such property; and the Property shall not rely on any property which is not subject to this Deed of Trust to fulfill any governmental requirement for the existence or use of the Property. Borrower shall not by act or omission impair the integrity of the Property as a separate tax parcel or subdivided zoning lot or lots, separate and apart from all other lots.

     INSURANCE. (a) Borrower shall keep all buildings and improvements now or hereafter situated on the Real Property insured against loss or damage by fire and other hazards as may reasonably be required by Lender, including, without limitation, rent loss insurance, flood insurance, and earthquake insurance. Flood insurance will be waived upon receipt by Lender of evidence satisfactory to Lender that flood insurance is not required for the Property. Earthquake insurance will be waived upon receipt by Lender of evidence satisfactory to Lender that the Scenario Upper Loss ("SUL") rating of the Property is equal to or less than twenty percent (20%). In the event that conditions arise with respect to the Property which would lead a prudent lender to require additional inspection or testing of the Property to insure that adequate levels of insurance are in place, Lender reserves the right to require Borrower to provide an updated SUL rating report not more often than annually. Borrower shall also provide liability insurance with such limits for personal injury and death and property damage as Lender may reasonably require with the right of Lender to reasonably require increases in the amount of insurance when such increases are justified by changed circumstances.

     Borrower shall initially maintain, until Lender shall otherwise indicate in writing, (i) all risk insurance in an amount of not less than the full replacement cost of the Property, with "all risk", "boiler and machinery", and "earth quake" coverage, "agreed amount", "inflation guard", "replacement cost", "vandalism" and "malicious mischief" endorsements, together with an "ordinance or law coverage" or "enforcement" endorsement, and terrorism insurance (if commercially available at commercially reasonable rates), with a deductible of not more than ONE HUNDRED THOUSAND DOLLARS ($100,000.00), which policy shall be written by a company or companies having a current rating of A:X or better under Best's Insurance Guide or a rating otherwise approved in writing by Lender, (ii) general commercial liability insurance (occurrence form) in the amount of at least FIVE MILLION DOLLARS ($5,000,000.00) combined single limit for personal injury and property damage, which policy shall be written by a company or companies having a current rating of A:X or better under Best's Insurance Guide or a rating otherwise approved in writing by Lender, and (iii) rental insurance in an amount sufficient to cover any loss of rents for the Property (including expenses payable by tenants) suffered by Borrower for a period of up to twelve
(12) months. Borrower shall be entitled to maintain all of the insurance required above in the form of "blanket" policies.

     All certificates of insurance coverage to be furnished hereunder shall be in forms, companies and amounts reasonably satisfactory to Lender with standard non-contributory mortgagee clauses or lender's loss payable clause attached to all casualty policies in favor of and in form reasonably satisfactory to Lender, including a provision requiring that the coverage evidenced thereby shall not be materially modified without thirty (30) days, prior written notice to Lender or terminated for non-payment of premiums without ten (10) days prior notice to Lender. Borrower shall deliver all certificates, including additional and renewal certificates, to Lender, and, in the case of insurance about to expire, shall deliver renewal certificates of insurance prior to their respective dates of expiration. Borrower shall be entitled to pay insurance premiums in installments.

     Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon under a standard mortgagee clause or Lender's loss payable clause reasonably acceptable to Lender. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender the certificates evidencing such policy or policies of such insurance.

     CASUALTY. (a) Borrower shall promptly notify Lender of any loss in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000.00), whether covered by insurance or not. In case of loss or damage by fire or other casualty, Lender, or after foreclosure, the holder of the certificate or certificates of purchase, is authorized (i) to settle and adjust any claim under insurance policies which insure against such risks (with the duty of Lender to meet and confer with Borrower), or (ii) to allow Borrower to agree with the insurance company or companies on the amount to be paid in regard to such loss; provided, however, so long as no Event of Default then exists, Borrower shall have the right to settle all insurance claims involving amounts up to ONE HUNDRED THOUSAND DOLLARS ($100,000.00) without Lender's involvement or consent and to receive the proceeds directly for application to the costs of restoration. In either case, Lender is authorized to collect and receipt for insurance proceeds in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000.00).

     Subject to the preceding Section 1.6(a), provided no Event of Default then exists and Borrower certifies as to same, the net insurance proceeds (after deduction of Lender's out of pocket costs and expenses, if any, in collecting the same) shall be made available for the restoration or repair of the Property if, in Lender's sole and absolute discretion: (i) restoration or repair and the continued operation of the Property is economically feasible; (ii) no lease has terminated as a result of the loss or damage and all leases remain enforceable under their terms, without modification; (iii) the loss does not occur in the six (6) month period preceding the stated Maturity Date and Lender's independent consultant certifies that the restoration of the Property can be completed at least ninety (90) days prior to the Maturity Date; and (iv) the insurance proceeds are sufficient to complete the restoration or repair or Borrower has deposited with Lender an amount, in cash, which Lender, in its sole discretion, determines is necessary, in addition to the net insurance proceeds, to pay in full the cost of the restoration or repair (Borrower's deposit shall be disbursed prior to any disbursement of insurance proceeds held by Lender). Any excess proceeds remaining after completion of such repair shall be distributed first to Borrower to the extent Borrower has deposited funds with Lender for such repair with the balance applied against the Indebtedness. Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration, (y) the construction schedule, and (z) the architect's and general contractor's contract for all restoration that exceeds ONE HUNDRED THOUSAND DOLLARS ($100,000.00) in the aggregate. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds shall be disbursed pursuant to a construction escrow acceptable to Lender. If an Event of Default then exists, or any of the conditions set forth in clauses (i) through (iv) of this Section 1.6(b) have not been met or satisfied, the net insurance proceeds shall be applied to the Indebtedness in such order and manner as Lender may elect, whether or not due and payable, with any excess paid to Borrower; provided that if no Event of Default then exists, the prepayment of the Indebtedness resulting from the application of the insurance proceeds to the Indebtedness shall not be subject to payment of a prepayment premium. Lender may apply any insurance proceeds remaining after completion of restoration to the Indebtedness, or if the above conditions are not met, Lender may apply all insurance proceeds to the Indebtedness.

     In case of loss after foreclosure proceedings have been instituted, the proceeds of any such insurance policy or policies, if not applied as aforesaid in rebuilding or restoring the buildings or improvements, shall be used to pay the Indebtedness and the balance, if any, shall be paid to the persons entitled thereto.

     CONDEMNATION. Borrower, immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of the Property or any portion thereof, shall notify Lender of the pendency thereof. Borrower hereby assigns, transfers and sets over unto Lender all compensation, rights of action, the entire proceeds of any award and any claim for damages for any of the Property taken or damaged under the power of eminent domain or by condemnation or by sale in lieu thereof. While any Event of Default is continuing, Lender may, at its option, commence, appear in and prosecute, in its own name, any action or proceeding, or make any compromise or settlement, in connection with such condemnation, taking under the power of eminent domain or sale in lieu thereof with the duty to meet and confer with Borrower. Such proceeds shall be made available in the manner and under the same conditions that Lender may require in the manner provided under Section 1.6. If the proceeds are made available by Lender to reimburse Borrower for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall, at the option of Lender, be applied on account of the Indebtedness (without the payment of any prepayment premium) or be paid to Borrower. Borrower agrees to execute such further assignments of any compensation, award, damages, right of action and proceeds, as Lender may require.

     LIENS AND ENCUMBRANCES. Except as provided in Section 1.11, Borrower shall not, without Lender's express written consent, permit the creation of any liens or encumbrances on the Property other than the lien of this Deed of Trust and any lien for real property taxes so long as they are not yet delinquent, and shall pay when due all obligations, lawful claims or demands of any person which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on the Property or on the rents, issues, income and profits arising therefrom, whether such lien would be senior or subordinate hereto, including, but without limiting the generality of the foregoing, all claims of mechanics, materialmen, laborers, and others for work or labor performed, or materials or supplies furnished in connection with any work of demolition, alteration, improvement of or construction upon the Property, and Borrower will do or cause to be done everything necessary so that the priority of the lien of this Deed of Trust shall be fully preserved, at the cost of Borrower, without expense to Lender. So long as no Event of Default exists hereunder, Borrower shall have the right to contest the validity of any lien by appropriate judicial proceedings timely and diligently prosecuted and to withhold payment of any contested amount, and shall, as a condition to such challenge and withholding, furnish to Lender such surety undertaking as may be required by law or otherwise provide such security to Lender as Lender shall reasonably request. Any lien or encumbrance on the Property created hereafter shall contain, or shall by virtue hereof be deemed to contain, a provision subordinating such lien or encumbrance to all leases then or in the future affecting the Property, unless the holder of such lien grants the lessees under the leases nondisturbance rights.

     TAXES AND ASSESSMENTS. Borrower shall pay in full when due, and in any event before any penalty or interest attaches, all general taxes and assessments, special taxes, special assessments, water charges, sewer service charges and all other charges against the Property and shall furnish to Lender official receipts evidencing the payment thereof. Notwithstanding the foregoing, so long as no Event of Default then exists hereunder, Borrower may contest any tax or assessment which Borrower may desire to contest in accordance with
Section 1.8.

     INDEMNIFICATION. Borrower shall appear in and defend any suit, action or proceeding that might in any way adversely affect the value of the Property, the priority of this Deed of Trust or the rights and powers of Lender under this Deed of Trust. Borrower shall, at all times, indemnify, defend, hold harmless and on demand, reimburse Lender for any and all loss, damage, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Deed of Trust and shall bear interest if not paid when due at the rate provided in the Note secured hereby and shall be due and payable within ten (10) days following Lender's written demand.
Notwithstanding the foregoing, nothing contained herein shall be deemed to require Borrower to indemnify, defend, protect or hold harmless Lender from any claim, loss, liability, damage, cause of action, judgment, court costs, attorneys' fees or other expenses, to the extent resulting from Lender's or Lender's employees', contractors' or agents' negligence, willful misconduct or breach of its obligations under any Loan Document. In addition, if Borrower is obligated to indemnify and defend Lender under the foregoing indemnity, Borrower shall be entitled to indemnify and defend Lender with counsel selected by Borrower, but reasonably acceptable to Lender, and Borrower shall be entitled to control the litigation and any settlements thereof. Nothing contained in this indemnity shall prevent Lender from obtaining its own counsel in any proceedings, at Lender's sole expense, provided further, that Lender shall have the right to employ separate counsel at Borrower's expense if there are legal defenses available to Lender that are different from or additional to those available to Borrower and which, in the reasonable opinion of Lender's counsel, are sufficient to make it undesirable for the same counsel to represent both

Borrower and Lender, or, in the reasonable opinion of Lender's counsel, a conflict of interest exists between Borrower and Lender that would make such separate representation advisable. Borrower shall pay the cost of suit, cost of evidence of title and attorneys' fees in any proceeding, suit, and foreclosure proceedings through the court brought by the Lender to foreclose this Deed of Trust.

     TRANSFER OF TITLE OR FURTHER ENCUMBRANCES. (a) Except as otherwise provided herein, Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of the Indebtedness agree that if the Property or any part thereof or interest therein, or any interest in Borrower, is sold, assigned, transferred, conveyed, encumbered, hypothecated, mortgaged or otherwise alienated (excepting leases in the ordinary course of managing income property, transfers of personal property authorized herein and purchase money encumbrances of personalty) whether voluntarily, involuntarily or by operation of law, without the prior written consent of Lender, Lender, at its option, may declare the Note to be forthwith due and payable.

     Notwithstanding anything to the contrary set forth in this Section 1.11, provided that there shall not then exist any "Event of Default" (as defined in Section 4.1) Borrower shall have a one-time right to transfer all of the Property to a bona fide third party purchaser (a "Purchaser"), which shall be subject to Lender's consent and approval, in Lender's sole and absolute discretion. The Purchaser shall be required to assume all of Borrower's liabilities and obligations under the Note, this Deed of Trust, and all other Security Documents, and to execute and deliver an Environmental Indemnity Agreement satisfactory to Lender, and upon the closing of such transfer and assumption, Borrower and any guarantor(s) of the Indebtedness shall be relieved from all liability under the Security Documents, including the Note, and under that certain Environmental Indemnity Agreement of even date herewith from Borrower and "Principal" (defined below), first arising or occurring after the date of such transfer and assumption, and Lender shall confirm the same in writing to Borrower. Borrower and/or Purchaser shall pay all of Lender's actual costs and expenses, including attorneys' fees, in connection with such transfer and assumption, and shall pay to Lender a transfer fee, equal to one percent (1.0%) of the outstanding balance of the Note as of the date of such transfer and assumption, and shall execute and provide to Lender such other documents or instruments as Lender may require. Borrower shall not create or permit to be created or to remain any lien on the Property, or any part thereof, except for the lien of this Deed of Trust. Notwithstanding the foregoing, provided that there shall not then exist any Event of Default, and subject to Lender's prior written consent, in its sole and absolute discretion, Borrower shall be permitted to place liens on one or more parcels of the Property securing additional financing on the Property (the "Additional Financing"), provided that
(i) the lien of the Additional Financing shall at all times be secondary and subordinate to the lien of this Deed of Trust, (ii) the Additional Financing shall have a fixed rate of interest, (iii) the aggregate loan-to-value ratio of the loan evidenced by the Note (the "Loan") and all Additional Financing shall not exceed seventy percent (70%), as evidenced by an appraisal satisfactory to Lender by an appraiser satisfactory to Lender; (iv) the aggregate debt service coverage ratio of the Loan and all Additional Financing shall not be less than 1.45:1, (v) the Additional Financing shall have a scheduled maturity date after the maturity date of the Loan, (vi) Lender shall have the right to approve the documentation for the Additional Financing; and (vii) the lender under the Additional Financing shall execute an intercreditor agreement satisfactory to Lender.

     Borrower hereby agrees that Lender will have the first right of refusal to provide the Additional Financing. All out of pocket costs incurred by Lender in connection with making the Additional Financing, or with reviewing the
Additional Financing if the same is not made by Lender, shall be paid by Borrower.

     Lender  may,  without  notice to  Borrower,  waive any  default  under this
Section 1.11 and deal with such successor or successors in interest in the Property in the same manner as with Borrower, without in any way releasing, discharging or otherwise affecting the liability of Borrower, the endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this Indebtedness. No sale of the Property, no forbearance on the part of the Lender, no extension of the time for the payment of the Indebtedness or any change in the terms of the Note or the Security Documents consented to by the Lender and Borrower shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Borrower and all such persons liable or to become liable for all or any part of this Indebtedness, either in whole or in part.

     ADVANCES. If Borrower shall fail to perform any of the covenants herein contained or contained in any instrument constituting additional security for the Note (and any notice and/or cure period provided herein or therein shall have expired), Lender may, but without obligation to do so, and with written notice to Borrower, make advances to perform same in its behalf, and all sums so advanced shall be a lien upon the Property and shall be secured by this Deed of Trust and become part of the Indebtedness. Borrower shall repay on demand all sums so advanced in its behalf with interest thereon at the Default Rate, defined in the Note from the time of such advance. Nothing herein contained shall prevent any such failure to perform on the part of Borrower from constituting an Event of Default as defined below.

     FINANCIAL STATEMENTS/RECORDS. Borrower shall deliver or cause to be delivered to Lender, within ninety (90) days after the end of each of the respective party's fiscal years, (i) annual operating statements of income and expenses (which shall bechief financial officer of Principal audited if an Event of Default exists) with respect to the operation of the Property, in reasonable detail and certified by the chief financial officer or manager of the respective Borrower as complete and correct in all material respects, (ii) a financial statement of Mission West Properties, Inc., a Maryland corporation, the general partner of each Borrower ("Principal") (which shall be audited if an Event of Default exists), prepared in accordance with generally accepted accounting principles, consistently applied, and certified as complete and correct in all material respects by the chief financial officer of Principal, and (iii) financial statements of all tenants under leases of the Property, if available according to such leases. Borrower agrees to keep adequate books and records of account, and shall permit Lender, and its agents, accountants and attorneys, upon reasonable prior notice, to visit and inspect the Property and examine the Property's books and records of account at Borrower's office during normal business hours, and to discuss the Property's affairs, finances and accounts with Borrower, at such reasonable times as Lender may request. Such statements shall be prepared in a form acceptable to Lender, to include, without limitation, a current leasing summary (which shall disclose, among other things, names of tenants, square footage of leased area, commencement dates and expiration dates of the leases as well as concessions granted to Lessees), gross rental income, other income, real estate taxes, insurance, operating expenses and depreciation deduction accompanied by financial statements received by Borrower from tenants. If the operating statements for the Property provided by Borrower are not in a form acceptable to Lender or Borrower fails to furnish such statements and reports, Lender shall have the right to audit the respective books and records of the Property at the expense of Borrower and if Borrower prevents Lender from conducting such audit, Lender may at the election of Lender declare this Deed of Trust in default.

     TIME. Borrower agrees that time is of the essence hereof in connection with all obligations of Borrower herein or in said Note or any other instruments constituting additional security for said Note.

     ESTOPPEL CERTIFICATES. Borrower, within ten (10) days after written request, shall furnish a duly acknowledged written statement confirming the amount secured by this Deed of Trust, and stating either that to the best of Borrower's knowledge no setoffs or defenses exist against the Deed of Trust or, if such setoffs or defenses are alleged to exist, the nature thereof.

     MAINTENANCE OF PARKING AND ACCESS; PROHIBITION AGAINST ALTERATION. Borrower shall construct, keep and constantly maintain, as the case may be, all curbs, drives, parking areas and the number of parking spaces heretofore approved by Lender or heretofore or hereafter required by any governmental body, agency or authority having jurisdiction over Borrower or the Property, and shall not alter, erect, build or construct upon any portion of the Property, any building or structure of any kind whatsoever, the erection, building or construction of which has not been previously approved by Lender in writing, which approval shall not be unreasonably withheld. Nothing contained herein shall, however, be construed to prohibit Borrower (or any tenant of the Property) from or require Lender's consent to, construction of any alterations permitted, required or contemplated under any lease of the Property, to the extent Lender has approved such lease.

     PROPERTY MANAGER. The exclusive manager of the Property shall be Borrower or Principal, or such other manager as may be first approved in writing by Lender, which approval shall not be unreasonably withheld. The exclusive leasing agent of the Property, if other than the foregoing parties, shall be first approved in writing by Lender, which approval shall not be unreasonably withheld The management and leasing contracts and all tenant leases shall be satisfactory to and subject to the written approval of Lender, which approval shall not be unreasonably withheld, throughout the term of the Indebtedness, and shall be subordinate to this Deed of Trust; provided that upon the request of any tenant not affiliated with Borrower, any member of Borrower or any shareholder, member or partner of any member of Borrower, Lender shall grant to such tenant written nondisturbance rights in form satisfactory to Lender so long as the lease has been approved by Lender. Upon default in any of these requirements, not cured within the applicable cure period, if any, then the whole of the Indebtedness shall, at the election of Lender, become immediately due and payable, and Lender shall be entitled to exercise any or all remedies provided for or referenced in this Deed of Trust.

     PAYMENT OF JUNIOR ENCUMBRANCES. Borrower shall not permit any default or delinquency under any other lien, imposition, charge or encumbrance against the Property, even though junior and inferior to the lien of this Deed of Trust; provided, however, the foregoing shall not be construed to permit any other lien or encumbrances against the Property, except as otherwise specifically provided herein.

     ALTERATION, REMOVAL AND CHANGE IN USE OF PROPERTY PROHIBITED. Borrower agrees not to permit or suffer any of the following without the prior written consent of Lender, which consent shall not be unreasonably withheld:

          ANY STRUCTURAL ALTERATION OF, OR ADDITION TO, THE PROPERTY AS NOW OR HEREAFTER SITUATED UPON THE PROPERTY OR THE ADDITION OF ANY NEW BUILDINGS OR OTHER STRUCTURE(S) THERETO, EXCEPT FOR THE ERECTION OF NON-LOAD-BEARING INTERIOR WALLS; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO REQUIRE THE CONSENT OF LENDER IN CONNECTION WITH ANY ALTERATION OR IMPROVEMENT REQUIRED OR PERMITTED BY ANY LEASE OF THE PROPERTY APPROVED BY LENDER; OR

          THE REMOVAL, TRANSFER, SALE OR LEASE OF THE COLLATERAL, EXCEPT THAT THE RENEWAL, REPLACEMENT OR SUBSTITUTION OF COLLATERAL (REPLACEMENT OR SUBSTITUTED ITEMS MUST BE OF LIKE OR BETTER QUALITY THAN THE REMOVED ITEMS IN THEIR ORIGINAL CONDITION) ENCUMBERED HEREBY MAY BE MADE IN THE NORMAL COURSE OF BUSINESS.

     CONVEYANCE OF MINERAL RIGHTS PROHIBITED. Borrower agrees that the making of any oil, gas or mineral lease or the sale or conveyance of any oil, gas or mineral lease or the sale or conveyance of any mineral interest or right to explore for minerals under, through or upon the Property would impair the value of the Property securing the Note; and that Borrower shall have no right, power or authority to lease the Property, or any part thereof, for oil, gas or other mineral purposes, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other minerals, without first obtaining from Lender express written permission therefor, which permission shall not be valid until recorded among the real property records of the County in which the Real Property is situated. Borrower further agrees that if Borrower shall make, execute or enter into any such lease or attempt to grant any such mineral rights without the prior written consent of Lender, then Lender shall have the option, without notice, to declare the same to be a default hereunder and to declare the Indebtedness immediately due and payable. Whether Lender shall consent to such lease or grant of mineral rights, Lender shall receive the entire consideration to be paid for such lease or grant of mineral rights, with the same to be applied to the Indebtedness, notwithstanding the fact that the amount owing thereon may not then be due and payable or the said indebtedness is otherwise adequately secured; provided, however, that the acceptance of such consideration shall in no way impair the lien of this Deed of Trust on the Property.



                   SECURITY AGREEMENT AND FINANCING STATEMENT
                    UNDER CALIFORNIA UNIFORM COMMERCIAL CODE

     SECURITY AGREEMENT. To the extent any Collateral covered by this Deed of Trust consists of rights in action or personal property covered by the California Uniform Commercial Code (the "Commercial Code"), this Deed of Trust constitutes a security agreement and financing statement as defined in the Commercial Code.

     FINANCING STATEMENT. THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS CONSTITUTING A PART OF THE COLLATERAL WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE PREMISES. FOR PURPOSES OF THE CALIFORNIA UNIFORM COMMERCIAL CODE THE FOLLOWING INFORMATION IS FURNISHED:

          THE NAME AND ADDRESS OF THE RECORD OWNER OF THE REAL ESTATE DESCRIBED IN THIS INSTRUMENT ARE:

                           Mission West Properties, L.P.
                           10050 Bandley Drive
                           Cupertino, California 95014
                           Attn:    Carl E. Berg
                                    Raymond V. Marino

                           Mission West Properties I, L.P.
                           10050 Bandley Drive
                           Cupertino, California 95014
                           Attn:    Carl E. Berg
                                    Raymond V. Marino

          THE NAME AND ADDRESS OF THE DEBTOR ARE:

                           Mission West Properties, L.P.
                           10050 Bandley Drive
                           Cupertino, California 95014
                           Attn:    Carl E. Berg
                                    Raymond V. Marino
                           (Organization No. 199525700006)

                           Mission West Properties I, L.P.
                           10050 Bandley Drive
                           Cupertino, California 95014
                           Attn:    Carl E. Berg
                                    Raymond V. Marino
                           (Organization No. 199809300010)

          THE NAME AND ADDRESS OF THE LENDER ARE:

                           ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA c/o Allianz of America, Inc.
                           55 Greens Farms Road

                           P.O. Box 5160
                           Westport, Connecticut 06881-5160
                           Attn:  Real Estate Department

               INFORMATION CONCERNING THE SECURITY INTEREST EVIDENCED BY THIS INSTRUMENT MAY BE OBTAINED FROM THE SECURED PARTY AT ITS ADDRESS ABOVE;

               THIS DOCUMENT  COVERS GOODS WHICH ARE OR ARE TO BECOME  FIXTURES;
          AND

               PRODUCTS OF THE COLLATERAL ARE ALSO COVERED.

     ADDITIONAL DOCUMENTS. This Deed of Trust shall be self-operative with respect to any Collateral covered by this Deed of Trust which consists of rights in action or personal property covered by the Commercial Code, but Borrower agrees to execute and deliver on demand such security agreements, financing statements or other instruments as Lender may reasonably request to impose the lien hereof more specifically upon any of such property and to pay the recording and/or filing fees associated therewith. Borrower hereby authorizes Lender to file UCC-1 financing statements or such other financing statements as may be necessary under the Commercial Code to fully perfect the security interests granted herein by Borrower.

     NATURE OF COLLATERAL. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be (a) as prescribed herein, or (b) by general law, or (c) as to such part of the security which is covered by the Commercial Code by the specific statutory consequences now or hereafter enacted and specified in said Commercial Code, all at Lender's sole election. Borrower and Lender agree that nothing herein contained shall be construed as in any way derogating from or impairing this declaration and hereby stated intention of the parties hereto, that everything used in connection with the production of income from the Property and/or adapted for the use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained therein or in any list filed with the Lender, or (iii) any such item is referred to or reflected in any financing statement filed at any time. Similarly, the mention in any financing statement of (x) the rights in or the proceeds of any fire and/or hazard insurance policy, or (y) any award in eminent domain proceedings for a taking or for loss of value, or (z) the Borrower's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of Lender as determined by this instrument or impugning the priority of Lender's lien granted hereby or by any other recorded document, but such mention in said financing statement is declared to be for the protection of Lender in the event any Court or Judge shall at any time hold with respect to clauses (x), (y) and (z) above that notice of Lender's priority of interest to be effective against a particular class of person, including, but not limited to, the Federal Government, must be filed in the Office of the California Secretary of State, Commercial Code Records. For purposes of treating this Deed of Trust as a security agreement and financing statement, Lender shall be deemed to be the Secured Party and Borrower shall be deemed to be the Debtor.



                                LEASES AND RENTS

          BORROWER TO COMPLY WITH LEASES. Borrower covenants and agrees that it will, at its own cost and expense:

          FAITHFULLY ABIDE BY, PERFORM AND DISCHARGE EACH AND EVERY MATERIAL OBLIGATION, COVENANT AND AGREEMENT UNDER EACH AND EVERY LEASE OF THE
     PROPERTY TO BE PERFORMED BY THE LANDLORD THEREUNDER ON OR BEFORE THE EXPIRATION OF THE APPLICABLE NOTICE AND CURE PERIOD SET FORTH THEREIN;

          USE REASONABLE EFFORTS, IN GOOD FAITH, TO ENFORCE OR SECURE THE PERFORMANCE OF EACH AND EVERY MATERIAL OBLIGATION, COVENANT, CONDITION AND AGREEMENT OF SAID LEASES BY THE TENANTS THEREUNDER TO BE PERFORMED;

          NOT BORROW AGAINST, PLEDGE OR FURTHER ASSIGN ANY RENTALS DUE UNDER SAID LEASES EXCEPT PURSUANT TO THE SECURITY DOCUMENTS;

          NOT PERMIT THE PREPAYMENT OF ANY RENTS DUE UNDER ANY LEASE FOR MORE THAN THIRTY (30) DAYS IN ADVANCE NOR FOR MORE THAN THE NEXT ACCRUING INSTALLMENT OF RENTS, NOR ANTICIPATE, DISCOUNT, COMPROMISE, FORGIVE OR WAIVE ANY SUCH RENTS WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER;

          NOT WAIVE, EXCUSE CONDONE OR IN ANY MANNER RELEASE OR DISCHARGE ANY TENANTS OF OR FROM THE MATERIAL OBLIGATIONS, COVENANTS, CONDITIONS AND AGREEMENTS BY SAID TENANTS TO BE PERFORMED UNDER THE LEASES WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER;

          NOT PERMIT ANY MATERIAL MODIFICATION OR AMENDMENT TO ANY OF THE LEASES UNLESS SUCH MODIFICATION OR AMENDMENT IS NOT MATERIALLY LESS FAVORABLE OVERALL ON A COMMERCIAL BASIS WHEN COMPARED TO THE ORIGINAL TERMS, WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER;

          NOT TO TERMINATE ANY LEASE OR ACCEPT A SURRENDER THEREOF EXCEPT BY REASON OF A DEFAULT BY THE TENANT THEREUNDER, OR AS OTHERWISE PROVIDED BY SUCH LEASE; AND

          PROVIDE EXECUTED COPIES OF ANY NEW LEASES, AND AMENDMENTS, RENEWALS OR MODIFICATIONS TO LEASES (SUBJECT TO THE PROHIBITION IN PARAGRAPH (F) ABOVE) ENTERED INTO BY BORROWER FROM AND AFTER THE DATE OF THIS DEED OF TRUST.

     LENDER'S RIGHT TO PERFORM UNDER LEASES. Should the Borrower fail to perform, comply with or discharge any material obligations of Borrower under any lease or should the Lender become aware of or be notified by any tenant under any lease of a failure on the part of Borrower to so perform, comply with or discharge its material obligations under said lease, Lender may upon the expiration of the applicable cure period provided in the lease for the obligation in question, but shall not be obligated to, with prior written notice to Borrower but without waiving or releasing Borrower from any obligation in this Deed of Trust contained, remedy such failure, and the Borrower agrees to repay upon demand all out-of-pocket sums incurred by the Lender in remedying any such failure together with interest pursuant to Section 1.12 above. All such sums, together with interest as aforesaid shall become so much additional Indebtedness, but no such advance shall be deemed to relieve the Borrower from any default hereunder.

     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS. (a) Borrower does hereby absolutely assign and transfer unto Lender for security purposes all of the Rents, Leases and Profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement for the use or occupancy of the Property, it being the intention of this Deed of Trust to establish an absolute transfer and assignment of all Rents, Leases and Profits from the Property unto the Lender and, upon the occurrence and during the continuation of an Event of Default, the Borrower does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said Rents, Leases and Profits; provided, however, Lender grants the Borrower the revocable license and privilege to collect and retain such Rents, Leases and Profits except upon the occurrence and during the continuation of an Event of Default under this Deed of Trust.

     Upon the occurrence and during the continuation of an Event of Default, and whether before or after the institution of proceedings to sell the Property or foreclose this Deed of Trust, or during any period of redemption, and without regard to waste, adequacy of the security or solvency of the Borrower, Lender may revoke the revocable license and privilege granted Borrower hereunder to collect the Rents, Leases and Profits of the Property, and may, at its option, without notice in person or by agent, with or without taking possession of or entering the Property, with or without bringing any action or proceeding or by a receiver duly appointed, give, or require Borrower to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay such Rents, Leases and Profits, to Lender, such agent, or receiver as the case may be; collect all of the Rents, Leases and Profits; enforce the payment thereof and exercise all of the rights of the landlord under any lease and all of the rights of Lender hereunder; enter upon, take possession of, manage and operate said Property, or any part thereof; cancel, enforce or modify any leases, and fix or modify Rents, and do any acts which the Lender-deems proper to protect the security hereof. At such time as Borrower cures an Event of Default, Borrower's license to collect the Rents, Leases and Profits shall automatically be reinstated. Supplementing the remedies set forth herein and after the date hereof, Lender shall have all rights and remedies under California Civil Code
Section 2938.

     Any Rents, Leases and Profits collected shall be applied to the costs and expenses of operation, management and collection, including attorneys' fees, to the payment of the fees and expenses of any agent or receiver so acting, to the costs incurred by the Lender, including attorneys' fees, to the payment of taxes, assessments, insurance premiums and expenditures for the management, repair and upkeep of the Property, to the performance of landlord's obligations under any leases and to the Indebtedness all in such order as the Lender may require. To the extent permitted by law, Borrower waives any right to require Lender to utilize Rents, Leases and Profits for purposes other than as provided under the Loan Documents, including without limitation any rights of Borrower under California Civil Code Section 2938(g). All Rents, Leases and Profits received by Borrower after Lender has exercised any of its rights under this assignment (and after Lender has revoked the above license) shall be held by Borrower in trust for Lender and shall be delivered to Lender immediately without demand.

     The entering upon and taking possession of the Property, the collection of such Rents, Leases and Profits and the application thereof as aforesaid shall not cure or waive any defaults under this Deed of Trust or affect any notice of default or invalidate any act done pursuant to such notice nor in any way operate to prevent the Lender from pursuing any other remedy which it may now or hereafter have under the terms of this Deed of Trust or any other security given for the Indebtedness nor shall it in any way be deemed to constitute the Lender to be a "mortgagee-in-possession." Each lease of the Property hereinafter entered into shall at Lender's option be filed for record in the local recording office of the county where the Property is located. Also, to the extent required by the Lender, each tenant shall execute an estoppel certificate and acknowledge receipt of a notice of the assignment of its lease, all reasonably satisfactory in form and content to the Lender.



                         EVENTS OF DEFAULT AND REMEDIES

     EVENTS OF DEFAULT. Each of the following shall be deemed to be an "Event of Default" hereunder:

          FAILURE TO MAKE ANY PAYMENT OF PRINCIPAL AND/OR INTEREST WHEN SUCH PAYMENT IS DUE UNDER THE NOTE;

          FAILURE TO MAKE ANY PAYMENT, OTHER THAN A PAYMENT OF PRINCIPAL AND/OR INTEREST UNDER THE NOTE, UNDER ANY OF THE SECURITY DOCUMENTS WITHIN TEN
     (10) DAYS AFTER THE DATE SUCH PAYMENT IS DUE;

          EXCEPT AS OTHERWISE PERMITTED IN THIS DEED OF TRUST, TRANSFER OF TITLE TO THE PROPERTY OR ANY INTEREST IN BORROWER OR CREATION OF AN ENCUMBRANCE ON THE PROPERTY OR ANY INTEREST IN BORROWER WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER, AS GOVERNED BY THE PROVISIONS OF SECTION 1.11;

          FAILURE TO PERFORM ANY OF THE OTHER TERMS, COVENANTS AND CONDITIONS OF THE NOTE, THIS DEED OF TRUST, OR ANY OTHER SECURITY DOCUMENTS, PROVIDED
     THAT SUCH DEFAULT SHALL HAVE CONTINUED FOR A PERIOD OF THIRTY (30) DAYS AFTER WRITTEN NOTICE OF SUCH DEFAULT FROM LENDER, OR, TO THE EXTENT SUCH PERFORMANCE CANNOT REASONABLY BE COMPLETED WITHIN THIRTY (30) DAYS, FAILURE OF BORROWER TO COMMENCE AND DILIGENTLY PROSECUTE THE PERFORMANCE TO CURE THE DEFAULT, BUT IN ANY EVENT NOT LATER THAN NINETY (90) DAYS AFTER SUCH NOTICE;

          A MATERIAL MISSTATEMENT BY BORROWER OF ANY WARRANTIES OR REPRESENTATIONS CONTAINED HEREIN, IN THE NOTE, THE BORROWER'S CERTIFICATE DATED AS OF THE DATE HEREOF (BUT ONLY TO THE EXTENT THE REPRESENTATION OR WARRANTY WAS MATERIALLY NOT ACCURATE WHEN MADE), OR THE ASSIGNMENT;

          SHOULD BORROWER OR PRINCIPAL, OR ANY SUCCESSORS AND ASSIGNS THEREOF, INCLUDING, WITHOUT LIMITATION, THE THEN CURRENT OWNERS OF ANY INTEREST IN THE PROPERTY:

               File a petition under the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing (hereafter referred to as a "Bankruptcy Proceeding"); or

               File any answer admitting insolvency or inability to pay its debts generally as they become due; or

               Fail to obtain a vacation or stay of any involuntary Bankruptcy Proceeding within ninety (90) days, as hereinafter provided; or

               Be the subject of an order for relief against it in any Bankruptcy Proceeding; or

               Have a custodian or trustee or receiver appointed for or have any court take jurisdiction of all of its property, or the major part thereof, in any involuntary proceeding for the purpose of reorganization, arrangement, dissolution, or liquidation if such trustee or receiver shall not be discharged or if such jurisdiction shall not be relinquished, vacated or stayed on appeal or otherwise within ninety (90) days; or

               Make an assignment for the benefit of its creditors; or

               Admit in writing its inability to pay its debts generally as they become due; or

               Consent to an appointment of a custodian, receiver or trustee of all of its property, or the major part thereof;

          PRINCIPAL SHALL FAIL TO MAINTAIN THE "NET WORTH" REQUIRED BY THAT CERTAIN LIMITED GUARANTY DATED AS OF THE DATE HEREOF FROM PRINCIPAL TO LENDER; OR

          THERE SHALL EXIST AN "EVENT OF DEFAULT" UNDER THAT CERTAIN DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING WITH ABSOLUTE ASSIGNMENT OF RENTS DATED APRIL 6, 2005, GRANTED BY MISSION WEST PROPERTIES, L.P. FOR THE BENEFIT OF LENDER, AND RECORDED APRIL 6, 2005 AS INSTRUMENT NO. 18305259 IN THE RECORDS OF SANTA CLARA COUNTY, CALIFORNIA, OR UNDER THE NOTE SECURED BY SAID DEED OF TRUST, OR UNDER ANY OTHER "SECURITY DOCUMENTS" AS DEFINED IN SAID DEED OF TRUST.

     REMEDIES. (a) Upon and during any such Event of Default, Lender, without notice, may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, all premiums payable thereunder and all other obligations of Borrower hereunder to be due and payable immediately, and upon any such declaration the principal of the Note and said accrued and unpaid interest shall become due and payable, anything in the Note or in this Deed of Trust to the contrary notwithstanding.

     Upon and after any such Event of Default, Lender shall have all of the remedies of a Secured Party under the Commercial Code, including, without limitation, the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, and for that purpose may take with or without judicial process, enter upon any of the Property, on which the Collateral, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned, or at Lender's option, Borrower shall assemble the Collateral and make it available to Lender at the place and at the time designated in the demand. Lender shall be entitled to hold, maintain, preserve and prepare the Collateral for sale. Lender, without removal, may render the Collateral unusable and dispose of the Collateral on the Property.

     Upon and during any such Event of Default, Lender, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

          Institute proceedings for the complete foreclosure of this Deed of Trust; or

          Apply to any court of competent jurisdiction for the appointment of a receiver or receivers for the Property and of all the earnings, revenues, rents, issues, profits and income thereof; or

          Take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Deed of Trust, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Lender shall elect.

     Upon and after any such Event of Default, Lender shall have the right to execute a written notice of such default and of its election to cause the Property to be sold to satisfy the Indebtedness. Trustee shall give and record such notice as the law then requires as a condition precedent to a Trustee's sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Borrower except as otherwise required by law, shall sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels and in such order as it or Lender may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale (the Indebtedness being the equivalent of cash for purposes of said sale). Trustee may, if so instructed by Lender, postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Property or portion thereof so sold, but without covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Borrower or Lender, but not Trustee, may purchase at such sale.

     In connection with any sale or sales hereunder, Lender may elect to treat any of the Property which consists of a right in action or which is Property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of some or all of the same in any sequence in accordance with applicable law, separate and apart from the sale of real property. Sales hereunder of any personal property only shall be conducted in any manner permitted by the Commercial Code. Where the Property consists of real property and personal property located on or within the real property, Lender may elect in its discretion to dispose of some or all of the real property and some or all of the personal property together in one sale pursuant to real property law as permitted by the Commercial Code. Lender shall not be deemed to have elected irrevocably to proceed as to both real and personal property fixtures unless and until the particular Property has been actually disposed of pursuant to a unified sale (judicial or nonjudicial), and then only as to the Property so sold. Lender shall also have the right, exercisable in its sole discretion, to proceed in any sequence as to some or all of the real property and personal property as provided in the Commercial Code and as to other real property and personal property in accordance with the procedures applicable to real property. Should Lender elect to sell the Property, or any part thereof which is real property, or which Lender has elected to treat as real property as provided above, Lender or Trustee shall give such notice of default and election to sell as may then be required by law.

     After deducting all costs, fees and expenses of Trustee and of this trust, including cost of evidence of title and attorneys' fees in connection with the sale, Trustee shall apply the proceeds of sale to payment of (i) all sums so expended under the terms hereof not then repaid, with accrued interest at the Default Rate, (ii) the payment of all other sums then secured hereby in such order as Lender may direct, and (iii) the remainder, if any, to the person or persons legally entitled thereto.

     In the event of any sale whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by Borrower pursuant to this Deed of Trust, immediately thereupon shall, anything in the Note or in this Deed of Trust to the contrary notwithstanding, become due and payable.

     LIMITED LIABILITY. Notwithstanding anything to the contrary contained herein or in any other Loan Document, but without in any manner affecting the validity of the Note or the lien of this Deed of Trust or any other Security Document, this Deed of Trust and all of Borrower's obligations hereunder are subject to the provisions of Paragraph 15 of the Note, which are incorporated herein by this reference.

     WAIVER OF SECURITY.  In accordance  with California Code of Civil Procedure
Section 726.5, as such Section may be amended from time to time, Lender may waive the security of this Deed of Trust as to any parcel of the Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any personal property which is Property attached to such parcel, and thereafter exercise against Borrower, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including reduction of Lender's claim against Borrower to judgment, and any other rights and remedies permitted by law. In the event Lender elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust and proceed against Borrower on an unsecured basis, the valuation of the real property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment, shall, at the request of Lender, be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq. Such referee shall be an M.A.I. appraiser selected by Lender and approved by Borrower, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Borrower and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Borrower shall pay all reasonable costs and expenses incurred by Lender in connection with any proceedings under California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time.

     PERSONAL LIABILITY. None of the limitations on Borrower's personal liability in Paragraph 4.3 above shall (i) limit Lender's right in accordance with California Code of Civil Procedure Section 736, as such Section may be amended from time to time, to recover any costs, expenses, liabilities or damages, including attorneys' fees and costs, incurred by lender and arising from any covenant, obligation, liability, representation or warranty, or any indemnity agreement given to Lender (including, without limitation, the Environmental Indemnity Agreement), or any order, consent decree or settlement relating to the cleanup of Hazardous Materials or any other "environmental provision" (as defined in such Section 736) relating to the Property or any portion thereof; or (ii) limit the right of Lender in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, to waive the security of the Deed of Trust as to any parcel of the Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any personal property attached to such parcel, and thereafter to exercise against Borrower, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Lender's claim against Borrower to judgment, and any other rights and remedies permitted by law.



                                  MISCELLANEOUS

     TAXATION OF NOTE AND DEED OF TRUST. If, at any time before the Indebtedness is fully paid, any law be enacted, deducting from the value of said real estate, for the purposes of taxation, any lien thereon, or revising or changing in any way the laws now in force for the taxation of deeds of trust or bonds, or the debts secured hereby, for state or local purposes, or the manner of collection of such taxes, so as to affect adversely this Deed of Trust or the debt hereby secured, or the owner and holder thereof in respect thereto, then this Deed of Trust and the Note hereby secured shall at the option of Lender, upon notice to Borrower, become due and payable without prepayment premium ninety (90) days following the giving of such notice. If any such law should be enacted, then to the extent permitted by such law, Borrower shall have the option of paying to Lender the amount of any additional cost or taxes to Lender from such law, and upon demand by Lender, shall pay such taxes or assessments, or reimburse Lender therefor.

     MARSHALING OF ASSETS. Borrower on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshaling of assets by Lender or to require Lender, upon a foreclosure, to first resort to the sale of any portion of the Property that might have been retained by Borrower before foreclosing upon and selling any other portion as may be conveyed by Borrower subject to this Deed of Trust. Borrower hereby waives and relinquishes any right to designate which portion of the Indebtedness may be satisfied by a partial payment, whether pursuant to California Civil Code
Section 2822 or otherwise.

     PARTIAL RECONVEYANCE. Lender may, without notice, release any person so liable, extend the maturity or with the consent of Borrower, modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Property described herein, take or release any other security or make compromises or other arrangements with debtors. Lender may also accept additional security, either concurrently herewith or hereafter, and sell the same or otherwise release thereon either before, concurrently with, or after sale hereunder.

     NON-WAIVER. (a) By accepting payment of any sum secured hereby after its due date or altered performance of any obligation secured hereby, Lender shall not waive its right against any person obligated directly or indirectly hereunder or with respect to any indebtedness hereby secured, either to require prompt payment when due of all other sums so secured or to take remedy for failure to make such prompt payment or full performance (except with respect to the payment made). No exercise of any right or remedy by Borrower or Lender hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.

     No delay or omission of Borrower or Lender in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

         Receipt of rents, awards, and any other monies or evidences thereof, pursuant to the Provisions of this Deed of Trust and any disposition of the same by Trustee or Lender shall not constitute a waiver of the right of foreclosure by Trustee or Lender in the event of default or failure of performance by Borrower of any covenant or agreement contained herein or in any note secured hereby, which default remains uncured at the expiration of the applicable cure period set forth herein.

     PROTECTION OF SECURITY. Should Borrower fail to make any payment or to perform any covenant as herein provided (after the expiration of any applicable notice and/or cure period), Lender (but without obligation so to do and without notice (in cases of emergency) to or demand upon Borrower and without releasing Borrower from, any obligation hereof) may: (a) make or do the same in the manner and to such extent as Lender may deem necessary to protect the security hereof, Lender being authorized to enter upon the Property for such purposes; (b) commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Lender; or (c) pay, purchase, contest, or compromise any encumbrance, charge or lien which in the reasonable judgment of Lender is prior or superior hereto and, in exercising any such power, incur any liability and expend whatever amounts in its reasonable discretion may deem necessary therefor, including cost of evidence of title and attorneys' fees. Any expenditures in connection herewith shall constitute an advance hereunder and shall be repaid in accordance with Section 1.12.

     FUTURE ADVANCES SECURED. (a) This Deed of Trust secures any and all advances to be made by Lender to Borrower pursuant to the Additional Funding Agreement, which advances shall be considered to be mandatory future advances for the purpose of this Deed of Trust.

     Any advances or disbursements made while any Event of Default is continuing for the benefit or protection of or the payment of taxes, assessments, levies or insurance upon the Property, with interest on such disbursements as provided herein, shall be added to the principal balance of the Note and collected as a part thereof. To the extent that this Deed of Trust may secure more than one note, a default in the payment of any such note shall constitute a default in the payment of all such notes.

     RULE OF CONSTRUCTION. When the identity of the parties hereto or other circumstances make it appropriate, the masculine gender shall include the feminine and/or neuter, and the singular number shall include the plural. The headings of each paragraph are for information and convenience only and do not limit or construe the contents of any provision hereof. The language in all parts of this Deed of Trust shall be in all cases construed simply, according to its fair meaning and not for or against Borrower or Lender, regardless of which party drafted the particular language which is being construed, both parties having been represented by adequate counsel. Except as otherwise specifically indicated, all references in this Deed of Trust to "Articles" or "Sections" shall be references to the Articles and Sections of this Deed of Trust.

     SEVERABILITY. If any term of this Deed of Trust or the application thereof to any person or circumstances, shall to any extent, be invalid or unenforceable, the remainder of this Deed of Trust or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law.

     SUCCESSORS IN INTEREST. This Deed of Trust applies to, inures to the benefit of, and is binding not only on the parties hereto, but also on their heirs, executors, administrators, successors and assigns. All obligations of Borrower hereunder are joint and several. The term "Lender" shall mean the holder and owner of the Note secured hereby, whether or not named as Lender herein.

     NOTICES. (a) All notices to be given by Lender to Borrower or by Borrower to Lender pursuant to the Note secured hereby or under this Deed of Trust shall be sufficient if mailed either (i) by postage prepaid, U.S. certified mail, return receipt requested, or (ii) by delivery to a nationally recognized overnight delivery service, to the following described addresses of the parties hereto, or to such other address as a party may request in writing:

     If to Borrower:

                  Mission West Properties, L.P.
                  10050 Bandley Drive
                  Cupertino, California 95014
                  Attn:    Carl E. Berg
                           Raymond V. Marino

                  Mission West Properties I, L.P.
                  10050 Bandley Drive
                  Cupertino, California 95014
                  Attn:    Carl E. Berg
                           Raymond V. Marino

     If to Lender:

                  Allianz Life Insurance Company of North America
                  c/o Allianz of America, Inc.
                  55 Greens Farms Road
                  P.O. Box 5160
                  Westport, Connecticut 06881-5160
                  Attn:  Real Estate Department

     If to Trustee:

                  First American Title Company
                  1737 N. First Street
                  San Jose, California 95112

Any time period provided in the giving of any notice hereunder shall commence three (3) business days after the date such notice is deposited in the mail or upon the date following delivery to said overnight delivery service, as the case may be.

     Borrower hereby requests that a copy of any notice of default under California Civil Code Section 2924 and that a copy of any notice of sale under such Code be mailed to the address of Borrower provided herein.

     MODIFICATIONS. This Deed of Trust may not be amended, modified or changed nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     GOVERNING LAW. This Deed of Trust shall be construed according to and governed by the Laws of the State of California.

     RIGHTS AND REMEDIES OF LENDER CUMULATIVE. The rights and remedies of Lender arising under the clauses and covenants contained in this Deed of Trust shall be separate, distinct and cumulative and none of them shall be in exclusion of the others; and no act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provisions, anything herein or otherwise to the contrary notwithstanding.

     CAPTIONS. The captions set forth at the beginning of the various sections of this Deed of Trust are for convenience only and shall not be used to interpret or construe the provisions of this Deed of Trust.

     SUBSTITUTION OF COLLATERAL. (a) Provided that there does not then exist an Event of Default, subject to the prior written consent of Lender, in Lender's sole and absolute discretion, Borrower may obtain a release of one or more parcels of the Property from the lien of this Deed of Trust and the other Security Documents provided that Borrower (i) grant to Lender a first mortgage lien on real property similar to the Property (the "Substitute Collateral"),
(ii) pay all of Lender's costs and expenses, including attorneys' fees, in connection with such transaction, (iii) execute such documents and instruments to evidence the substitution of collateral as Lender may require, and (iv) satisfy all requirements with respect to the Substitute Collateral as are set forth in the loan commitment letter from Lender to Borrower dated June 9, 2005, setting forth the terms of the Loan, as the same may be applicable.

     Lender's consent to the Substitute Collateral may be based upon Lender's review and approval, in Lender's sole and absolute discretion, of, among other things, (i) the loan-to-value ratio of the Substitute Collateral, (ii) the current tenancies, (iii) the financial status and physical condition of the Substitute Collateral and the remaining Property, and (iv) the financial status of Borrower, all of which shall be equal to or better than such matters in the original underwriting of the Loan (taking into account the amortized balance of the Loan).

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


     IN WITNESS WHEREOF, Borrower has caused this instrument to be signed as of the date first written above.

                                            MISSION WEST PROPERTIES, L.P.,
                                            a Delaware limited partnership

                                            By:   Mission West Properties, Inc.,
                                                  a Maryland corporation,
                                                  General Partner


                                                  By: /s/ Carl E. Berg

                                                  Name: Carl E. Berg

                                                  Title: Chief Executive Officer


                                            MISSION WEST PROPERTIES, L.P. I,
                                            a Delaware limited partnership
                                            doing business in California as
                                            MISSION WEST PROPERTIES I, L.P.,
                                            a Delaware limited partnership

                                            By:   Mission West Properties, Inc.,
                                                  a Maryland corporation,
                                                  General Partner


                                                  By: s/ Carl E. Berg

                                                  Name: Carl E. Berg

                                                  Title: Chief Executive Officer